CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Revenues:
Products	$ 76,316	$ 81,523
Services	86,717	80,403
Total revenue	163,033	161,926
Cost of revenue:
Products	49,914	53,057
Services	63,456	57,151
Total cost of revenue	113,370	110,208
Gross profit	49,663	51,718
Operating expenses:
Research and development costs, net	13,912	14,891
Selling and marketing expenses	21,022	20,751
General and administrative expenses	16,561	16,274
Operating loss	(1,832)	(198)
Financial expenses, net	(3,449)	(2,015)
Loss before taxes on income	(5,281)	(2,213)
Taxes on income (tax benefit)	1,051	(2)
Net loss	$ (6,332)	$ (2,211)
Net loss per share:
Basic and diluted	$ (0.15)	$ (0.05)
Weighted average number of shares used in computing net loss per share:
Basic and diluted	41,849,028	41,288,247